Exhibit 4.1

COMMON STOCK NO PAR VALUE		COMMON STOCK NO PAR VALUE
Certificate Number ZQ 000300	BPZ ENERGY, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO AUTHORIZED NUMBER OF SHARES 20,000,000	Shares * * 600620* * * * * * * * * 600620* * * * * * * * * 600620* * * * * * * * * 600620* * * * * * * * * 600620* *
THIS CERTIFIES THAT	MR. SAMPLE & MRS. SAMPLE & MR. SAMPLE & MRS. SAMPLE	CUSIP 055639 10 8 SEE REVERSE FOR CERTAIN DEFINITIONS
is the owner of	***SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY***

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

        BPZ Energy, Inc. (hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

/s/ FERNANDO ZUNIGA Y RIVERO Fernando Zuniga y Rivero Chairman of the Board	[SEAL]	DATED ‹‹Month Day, Year›› COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST CO., INC. (DENVER) TRANSFER AGENT AND REGISTRAR,
/s/ MANUEL PABLO ZUNIGA-PFLÜCKER Manuel Pablo Zuniga-Pflücker President		By	AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

BPZ ENERGY, INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT-	Custodian
			(Cust)	(Minor)
TEN ENT	-as tenants by the entireties		under Uniform Gifts to Minors Act	(State)
JT TEN	-as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	Custodian (until age )
			(Cust)	(Minor)
			under Uniform Transfers to Minors Act	(State)

        Additional abbreviations may also be used though not in the above list.

For value received,	hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated: 20	Signature:
Signature(s) Guaranteed:	Signature:
BY:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.		Notice:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.